                               FIRST AMENDMENT TO
                          FACULTATIVE OBLIGATORY QUOTA
                         SHARE RETROCESSIONAL AGREEMENT

         This FIRST AMENDMENT TO FACULTATIVE OBLIGATORY QUOTA SHARE RETROCESSIONAL AGREEMENT, dated as of December 1, 2000 and effective as of October 1, 1999 (this "First Amendment"), is made in respect of the Facultative Obligatory Quota Share Retrocessional Agreement, dated as of October 6, 1999 and effective as of October 1, 1999 (as amended hereby, the "Quota Share Agreement"), between PXRE REINSURANCE LTD., a Bermuda company (the
"Reinsurer"), and PXRE REINSURANCE COMPANY, a Connecticut company (the "Company"). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Quota Share Agreement.

                                    RECITALS

        WHEREAS, the parties desire to amend certain provisions in the Quota Share Agreement relating to the calculation of the cession of losses thereunder with respect to certain backup third loss Contracts ceded by the Company to the Reinsurer due to the inception of the Quota Share Agreement during the fourth calendar quarter of 1999;

        NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, it is hereby mutually agreed by the parties as follows:

                                    ARTICLE I

                                    AMENDMENT

        The third paragraph of Article II of the Quota Share Agreement is hereby amended and restated as follows:

         Subject to the conditions of the following paragraph, the term "Net Retained Line" shall mean the amount of liability which the Company maintains per reinsurance program after deduction of liability ceded, if any, to any general or specific retrocessions to protect the Company and its quota share reinsurers (including, without limitation, the Reinsurer), provided, however, that in respect of the Contracts listed on Schedule No. 1 hereto, the Company's Net Retained Line shall be net of the full amount of any aggregate deductibles under such Contracts and such aggregate deductibles shall not be impaired by any losses incurred prior to October 1, 1999.

        Schedule No. 1 attached to this Amendment is hereby incorporated in and made part of the Agreement.

        This Amendment shall be retroactively effective to October 1, 1999 and all losses ceded under the Quota Share Agreement shall be recalculated to reflect this Amendment.

                                   ARTICLE II

                                 MISCELLANEOUS

        This Amendment and the Quota Share Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Connecticut (other than any conflict of law rule which might result in the application of the law of any other jurisdiction) and the parties hereby agree that the reference to "laws of the State of New York" in the third paragraph of
Article XXIII of the Quota Share Agreement is hereby replaced by "laws of the State of Connecticut".

        This Amendment may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced.

        This Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers in Hamilton, Bermuda as of the date first written above.


                                 PXRE REINSURANCE LTD.

                                 By  Jeffrey Radke
                                     ------------------------------------
                                     Name:  Jeffrey Radke
                                     Title: President


                                 PXRE REINSURANCE COMPANY

                                 By  Gerald L. Radke
                                     ------------------------------------
                                     Name:  Gerald L. Radke
                                     Title: Chairman and Chief Executive Officer

                    SCHEDULE NO. 1 TO THE FIRST AMENDMENT TO
                          FACULTATIVE OBLIGATORY QUOTA
                         SHARE RETROCESSIONAL AGREEMENT

                       Cedent                   Treaty Number
                       ------                   -------------
            C.N.A.                                  3622
            REAC                                    3857
            Etheridge                               4991
            C.N.A.                                  3621
            Ace                                     4750
            QBE                                     4758
            Venton                                  3199
            Europa Re                               3233
            Grant                                   4448
            REAC                                    3856
            Terra Nova                              4539
            Ashley / Bradstock                      3368
            Grant                                   4447
            Dendy                                   4739
            REAC                                    3858
            Christensen                             2410
            Rivington                               4596
            Terra Nova                              4546
            Bowring                                 4522
            Brown                                   4084
            Christensen                             2411
            Christensen                             4523
            Copenhagen Re                           4493
            Etheridge                               4990
            Jago                                    3207
            Marsh                                   2100
            Odyssey                                 4652
            Warrington                              4632
            Warrington                              4879
            Wellington                              4856
            Woodruff                                4595
            Ace                                     4736
            Ace                                     4748
            Bowring                                 4238
            Bowring                                 4500
            Copenhagen Re                           4492
            Copenhagen Re                           4493
            Hiscox                                  4486
            Jago                                    2037
            Kiln                                    3124

            Mumford                                 4032
            Odyssey                                 4229
            Terra Nova                              4546
            Venton                                  4081
            Carrington                              4741

                                                                        ANNEX II

                                  QUOTA SHARE
                                  ENDORSEMENT
                                       TO
                             FACULTATIVE OBLIGATORY
                                  QUOTA SHARE
                            RETROCESSIONAL AGREEMENT
            (hereinafter referred to as the "Reinsurance Agreement")
                                     between
                            PXRE REINSURANCE COMPANY
                   (hereinafter referred to as the "Company")
                                       and
                             PXRE REINSURANCE LTD.
                  (hereinafter referred to as the "Reinsurer")

It is understood and agreed that for the Period commencing January 1, 2001:

            (i) the applicable quota share for purposes of the Reinsurance
                Agreement for all Contracts written by the Company after December 31, 2000 shall be thirty-five percent (35%); and

            (ii) cessions to the Reinsurance Agreement shall not exceed
                 $3,000,000 per reinsurance program.

         IN WITNESS WHEREOF, the undersigned have executed this Annex II as of the date indicated below in one or more counterparts, each of which shall be deemed an original but all of which counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

February 14, 2001                        PXRE REINSURANCE LTD.

In Hamilton, Bermuda                     By: Jeffrey L. Radke
                                             -----------------------------------
                                             Jeffrey L. Radke, President


In Edison, New Jersey                    PXRE REINSURANCE COMPANY

                                         By: James F. Dore
                                             -----------------------------------
                                             James F. Dore, Executive Vice
                                             President and Chief Financial
                                             Officer